                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(s)

1.       SELECT CONTRARIAN VALUE PARTNERS, L.P.

             ITEM                                     INFORMATION
             ----                                     -----------
Name:                                   Select Contrarian Value Partners, L.P.

Address:                                4200 Montrose Blvd., Suite 510
                                        Houston, Texas 77006

Designated Filer:                       Kaizen Management, L.P.

Issuer Name and Ticker or               GSE SYSTEMS, INC. [GVP]
Trading Symbol:

Date of Earliest Transaction            November 27, 2006
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Relationship of Reporting Person(s)     10% Owner
to Issuer:

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:     Kaizen Management, L.P.
                                        Its:    General Partner

                                        By:     Kaizen Capital, L.L.C.
                                        Its:    General Partner

                                        By:     /s/ David W. Berry
                                                ------------------------------------
                                        Name:   David W. Berry
                                        Title:  Manager
                                        Date:   February 14, 2007

2.       KAIZEN CAPITAL, L.L.C.

             ITEM                                     INFORMATION
             ----                                     -----------
Name:                                   Kaizen Capital, L.L.C.

Address:                                4200 Montrose Blvd., Suite 510
                                        Houston, Texas 77006

Designated Filer:                       Kaizen Management, L.P.

Issuer Name and Ticker or               GSE SYSTEMS, INC. [GVP]
Trading Symbol:

Date of Earliest Transaction            November 27, 2006
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Relationship of Reporting               10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:
                                        By:     /s/ David W. Berry
                                                ------------------------------------
                                        Name:   David W. Berry
                                        Title:  Manager
                                        Date:   February 14, 2007

3.       DAVID W. BERRY

             ITEM                                     INFORMATION
             ----                                     -----------
Name:                                   David W. Berry

Address:                                4200 Montrose Blvd., Suite 510
                                        Houston, Texas 77006

Designated Filer:                       Kaizen Management, L.P.

Issuer Name and Ticker or               GSE SYSTEMS, INC. [GVP]
Trading Symbol:

Date of Earliest Transaction            November 27, 2006
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Relationship of Reporting               10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:
                                        By:     /s/ David W. Berry
                                                ------------------------------------
                                        Name:   David W. Berry
                                        Date:   February 14, 2007

4.       SPECTRUM GALAXY FUND LTD.

             ITEM                                     INFORMATION
             ----                                     -----------
Name:                                   Spectrum Galaxy Fund Ltd.

Address:                                50 California Street
                                        Suite 1500
                                        San Francisco, CA 94111

Designated Filer:                       Kaizen Management, L.P.

Issuer Name and Ticker or               GSE SYSTEMS, INC. [GVP]
Trading Symbol:

Date of Earliest Transaction            November 27, 2006
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Relationship of Reporting               10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:
                                        By:     /s/ Dion R. Friedland
                                                ------------------------------------
                                        Name:   Dion R. Friedland
                                        Title:  Authorized Signatory
                                        Date:   February 14, 2007